UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2008

Versa Card, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27407	98-0187705
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification Number)

1615 Walnut Street, 3rd Floor, Philadelphia, PA 19103	_____________________________________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 209-1886

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This 8-K is filed to amend an 8-K filed under the signature of William R. Dunavant on April 22, 2008. The Company advises all interested parties that all filings that purport to be on behalf of the Company and are signed by William R. Dunavant are unauthorized and not to be relied upon as communications from the Company.

Richard Specht, Secretary of the Company, is the only officer authorized to file 8-Ks on behalf of the Company. The Company denies that Mr. Specht is acting on behalf of Mr. Rene Hamouth.

The Company believes that Mr. Rene Hamouth is current in the filing of all Form 3s and Form 4s.

The Company denies that Mr. William R. Dunavant, the then interim Chief Executive Officer, did not authorize the filing of the Company’s 2007 10-K and its related amendments.

Item 11 of the Company’s 10-K, contains entries that are inconsistent with the audited financial statements included therein, including the Statement of Stockholder’s equity. Item 11 improperly includes shares that may be issued in connection with the Merger Agreement dated November 21, 2007, between the Company and First Versatile Smartcard Solutions Corporation. Since the merger has not been completed, the Company’s auditors concluded the shares issuable in the merger are not outstanding, as stated in Footnote 9 to the Financial Statements included in the 10-K. The Statement of Stockholder’s Equity in the Financial Statements accurately reflects the number of shares of the Company’s common stock that were issued and outstanding as of the filing of the 10-K. The Company will promptly file an amendment to the 10-K to correct Item 11.

Item 11 on the Company’s 2007 10-K should read as follows:

The table below shows the amount and class of stock of the Company beneficially owned as of April 14, 2008, by each of our directors and executive officers, each person whom we believe beneficially owns more than 5% of our outstanding voting stock; and all executive officers and directors as a group. In accordance with the rules of the Securities and Exchange Commission, beneficial ownership as disclosed in the table below includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, through the exercise of options.

Name and Address of Beneficial Owner (1)	Number and Class of Common Shares Beneficially Owned	Percent of Class
Richard Specht (2)	90,500	1.3%
Rene Hamouth (3)	1,721,588	24.9%
William Dunavant (4)	10,000	0.01%
All Directors and Officers as a Group (2 persons)	100,500	1.5%

(1) If no address is given, the named individual is an executive officer or director of Intrepid Global Imaging 3D, Inc. whose business address is 1615 Walnut Street, 3rd Floor, Philadelphia, PA 19103

(2) Mr. Specht is a Director and Secretary of the Company. 88,000 shares are registered in the name of Specht Family Trust. Mr. Specht is the trustee of the Specht Family Trust. 2,500 shares are registered in the name of Richard Specht.

(3) Includes 354,665 shares registered in the name of the Hamouth Family Trust and 145,863 shares registered in the name of Mr. Hamouth’s spouse, Leona Hamouth. Mr. Hamouth is the trustee of the Hamouth Family Trust.

(4) Mr. Dunavant is a Director and interim CEO of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Versa Card, Inc.

Date: April __, 2008	By:	/s/ Richard Specht
Richard Specht
Corporate Secretary